EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Joby Aviation, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, JoeBen Bevirt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2026	By:	/s/ JoeBen Bevirt
JoeBen Bevirt
Chief Executive Officer and Chief Architect (Principal Executive Officer)